UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2010. The net asset values (NAV) per share at that date were $11.24, $10.63, $10.61 and $11.59 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2010	Year Ended December 31, 2010
Cohen & Steers Realty Income Fund—Class A	20.76%	26.63%
Cohen & Steers Realty Income Fund—Class B	20.42%	26.03%
Cohen & Steers Realty Income Fund—Class C	20.35%	25.89%
Cohen & Steers Realty Income Fund—Class I	20.96%	27.15%
FTSE NAREIT Equity REIT Index[a]	21.22%	27.96%
S&P 500 Index[a]	23.27%	15.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

U.S. real estate securities achieved exceptionally strong returns in 2010, fueled by improving fundamentals and a significant compression in cap rates. The year also marked a shift from defense to offense: having recapitalized in 2009, many REITs began to make acquisitions and raise dividends. Investors noticed, and rewarded them for it.

After a rough start in January, REIT shares rallied as companies reported strong earnings, stabilizing rents and higher occupancies, particularly among Class A properties. But in May, stocks retreated globally when Greece was forced to accept emergency loans to avoid default, sparking fears that fiscal troubles in Europe could have a global impact. A volatile summer ensued as economists debated whether the United States would be pulled into a double-dip recession.

Markets revived in late August on hints of a second round of quantitative easing by the Federal Reserve, which was enacted in November. Although European sovereign risk resurfaced in the fourth quarter, strong retail sales and the extension of low tax rates fueled a strong finish to the year.

Early-cyclical REITs led the way

Every property sector advanced in 2010, led by those poised to gain the most from improving economic conditions. Apartment REITs (which had a total return of +47.0%b) were the top performers, benefiting from tight supply, relatively short leases and reduced interest in home buying. While apartment revenues are generally linked to employment, job growth among younger workers near urban centers—a major renting constituency—was comparatively healthy.

In the hotel sector (+42.8%), RevPAR (revenue per available room) estimates rose substantially during the year amid strengthening demand, an increase in higher-paying business travelers and little new supply in the pipeline. Regional mall owners (+34.6%) were also strong, although companies with higher-quality portfolios underperformed, having already experienced significant cap-rate compression in 2009.

Among shopping center REITs (+30.8%), big-box power centers did particularly well, as they were successful at finding stable national brands to replace tenants that had gone bankrupt during the recession. In contrast, grocery-anchored centers struggled to maintain occupancy, since their tenants tend to be local businesses less able to cope with the tepid economy.

Office and health care rose, but trailed other sectors

Office REITs (+18.4%) saw strong demand in core urban markets, supporting a rise in occupancies and rents. Boston Properties' acquisition of the John Hancock Tower underscored the strength of this segment. However, suburban offices were more vulnerable, weighed down by excess supply and tenants that renewed leases at reduced square footage following headcount cuts.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY INCOME FUND, INC.

The traditionally defensive health care sector (+19.2%) behaved less "bond-like" than it has historically. Further, health care REITs executed significant and generally cash-flow accretive acquisitions throughout the year.

Fund performance

The Fund had a strong total return in 2010, but underperformed its benchmark. The major detractor for the year was stock selection in the health care sector, including our out-of-index position in a senior living center REIT that had strong returns on an absolute basis, but underperformed the benchmark. Stock selection in the industrial sector (which had a below-average return of +18.9% in the index) was also a detractor, as we were overweight a global distribution facilities provider that was tainted by its European business. We were also mildly overweight in the sector early in the year, shifting to an underweight in the second half, which hurt relative returns.

Stock selection among office REITs was the largest contributor, as we avoided a number of companies with lower-quality assets that were among the index's worst performers; our underweight in the sector also helped. Favorable stock selection among shopping center owners also benefited, with a focus on big-box power centers. Our early underweight in the apartment sector, transitioning to overweight later in the year, was also beneficial, as was stock selection in the sector.

The Fund may sell put or covered call options on an index or a security with the intention of earning option premiums, potentially increasing distributable income and reducing volatility. In 2010, the Fund's use of these options did not have a material impact on performance.

Investment Outlook

The U.S. economy appears to be heading in the right direction, even though the recovery has been slow. There are potential risks, including high unemployment, a burgeoning Federal deficit, fiscal strain in parts of Europe and monetary tightening in China, all of which demand close monitoring.

Fundamentals have bottomed in most property sectors, in our view, likely leading to healthy dividend increases, more public equity offerings and an increase in acquisition activity. But with cap-rate compression having essentially run its course, further multiple expansion will require cash flow growth, which we expect to accelerate in 2011. We are also mindful of the need to protect asset values in the face of rising interest rates over the coming year, leading us to favor companies with strong fundamental drivers that we believe will be in a position to demand rent increases.

We are oriented toward economically sensitive property sectors, such as apartments, which we believe will benefit from an increase in household formation. One risk to apartment owners is that more renters become buyers as home prices fall and mortgage financing becomes more available. Hotel REITs remain attractive from a cyclical standpoint, but we note that current share prices have already factored in strong revenue growth and tight supply over the next three to four years. We continue to be positive on regional mall owners, targeting larger companies in the sector.

COHEN & STEERS REALTY INCOME FUND, INC.

We remain cautious in the office sector, with a focus on core urban markets, as we have concerns about the fundamental recovery in suburban areas. However, we have been selectively adding to our suburban office holdings in cases where relative values have become more attractive. We are also maintaining a reduced allocation to healthcare and industrial REITs on valuation.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Realty Income Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Realty Income Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2010

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	20.93%[b]	21.03%[c]	24.89%[e]	—
1 Year (without sales charge)	26.63%	26.03%	25.89%	27.15%
5 Years (with sales charge)	1.91%[b]	1.86%[d]	2.20%	—
5 Years (without sales charge)	2.85%	2.22%	2.20%	3.23%
10 Years (with sales charge)	9.33%[b]	9.13%	9.10%	—
10 Years (without sales charge)	9.84%	9.13%	9.10%	10.22%
Since Inception[f] (with sales charge)	8.27%[b]	7.40%	7.42%	—
Since Inception[f] (without sales charge)	8.64%	7.40%	7.42%	8.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2010 prospectuses were as follows: Class A—1.39%; Class B and Class C—2.04% and Class I—1.04%.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010—December 31, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period[a] July 1, 2010– December 31, 2010
Class A
Actual (20.76% return)	$1,000.00	$1,207.60	$7.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual (20.42% return)	$1,000.00	$1,204.20	$10.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class C
Actual (20.35% return)	$1,000.00	$1,203.50	$10.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class I
Actual (20.96% return)	$1,000.00	$1,209.60	$5.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.30%, 1.95%, 1.95% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2010

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$59,555,609	11.4%
Equity Residential	35,234,828	6.8
Public Storage	28,773,666	5.5
Vornado Realty Trust	19,693,712	3.8
Boston Properties	19,505,783	3.7
ProLogis	18,261,373	3.5
AvalonBay Communities	18,084,759	3.5
Kimco Realty Corp.	16,911,147	3.2
Host Hotels & Resorts	16,692,921	3.2
Developers Diversified Realty Corp.	13,462,065	2.6

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock.The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
COMMON STOCK	96.2%
BANK	0.2%
SJB Escrow Corp., Class A, 144Aa,b,c,d		44,900	$898,000
REAL ESTATE	96.0%
DIVERSIFIED	6.1%
Forest City Enterprises[d]		556,178	9,282,611
Lexington Realty Trust		346,915	2,757,974
Vornado Realty Trust		236,334	19,693,712
			31,734,297
HEALTH CARE	9.2%
Brookdale Senior Living[d]		122,056	2,613,219
Cogdell Spencer		867,033	5,028,791
HCP		157,582	5,797,442
Health Care REIT		258,597	12,319,561
LTC Properties		98,590	2,768,407
Nationwide Health Properties		183,033	6,658,741
Ventas		250,335	13,137,581
			48,323,742
HOTEL	7.5%
Chesapeake Lodging Trust		68,773	1,293,620
Hersha Hospitality Trust		619,363	4,087,796
Host Hotels & Resorts		934,131	16,692,921
Hyatt Hotels Corp., Class Ad		113,808	5,207,854
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		104,703	1,360,092
Pebblebrook Hotel Trust		133,834	2,719,507
Starwood Hotels & Resorts Worldwide		46,600	2,832,348
Sunstone Hotel Investors[d]		506,616	5,233,343
			39,427,481
INDUSTRIAL	4.5%
AMB Property Corp.		159,130	5,046,012
ProLogis		1,264,638	18,261,373
			23,307,385

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
OFFICE	10.3%
Boston Properties		226,548	$19,505,783
Brandywine Realty Trust		34,553	402,542
Douglas Emmett		300,769	4,992,765
Hudson Pacific Properties		233,649	3,516,418
Liberty Property Trust		241,628	7,712,766
Mack-Cali Realty Corp.		234,738	7,760,438
SL Green Realty Corp.		146,158	9,867,127
			53,757,839
OFFICE/INDUSTRIAL	1.0%
PS Business Parks		92,601	5,159,728
RESIDENTIAL	23.5%
APARTMENT	22.5%
Apartment Investment & Management Co.		452,360	11,688,982
Associated Estates Realty Corp.		345,375	5,280,784
AvalonBay Communities		160,682	18,084,759
BRE Properties		171,359	7,454,117
Camden Property Trust		113,979	6,152,586
Campus Crest Communities		189,788	2,660,828
Colonial Properties Trust		217,383	3,923,763
Equity Residential		678,245	35,234,828
Essex Property Trust		45,561	5,203,977
Home Properties		56,356	3,127,195
Post Properties		143,571	5,211,627
UDR		565,061	13,290,235
			117,313,681
MANUFACTURED HOME	1.0%
Equity Lifestyle Properties		92,533	5,175,370
TOTAL RESIDENTIAL			122,489,051
SELF STORAGE	5.7%
Public Storage		283,708	28,773,666
U-Store-It Trust		107,085	1,020,520
			29,794,186

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
SHOPPING CENTER	24.8%
COMMUNITY CENTER	10.2%
Acadia Realty Trust		316,999	$5,782,062
Developers Diversified Realty Corp.		955,434	13,462,065
Federal Realty Investment Trust		49,681	3,871,640
Kimco Realty Corp.		937,425	16,911,147
Ramco-Gershenson Properties Trust		328,215	4,086,277
Regency Centers Corp.		90,769	3,834,083
Urstadt Biddle Properties—Class A		274,254	5,334,240
			53,281,514
REGIONAL MALL	14.6%
General Growth Properties		552,304	8,549,666
Macerich Co.		118,198	5,599,039
Pennsylvania REIT		160,000	2,324,800
Simon Property Group		598,609	59,555,609
			76,029,114
TOTAL SHOPPING CENTER			129,310,628
SPECIALTY	3.4%
Digital Realty Trust		142,036	7,320,535
DuPont Fabros Technology		256,719	5,460,413
Rayonier		97,090	5,099,167
			17,880,115
TOTAL REAL ESTATE			501,184,452
TOTAL COMMON STOCK (Identified cost—$354,868,460)			502,082,452
PREFERRED SECURITIES—$25 PAR VALUE	2.5%
REAL ESTATE
DIVERSIFIED	1.0%
Capital Lease Funding, 8.125%, Series A		90,000	2,252,250
Forest City Enterprises, 7.375%, Class A		60,000	1,366,200
Lexington Realty Trust, 7.55%, Series D		59,250	1,415,483
			5,033,933

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
HOTEL	0.2%
Ashford Hospitality Trust, 8.45%, Series D		58,000	$1,374,600
SHOPPING CENTER	1.0%
CBL & Associates Properties, 7.375%, Series D		99,992	2,361,811
Developers Diversified Realty Corp., 8.00%, Series G		110,000	2,740,100
			5,101,911
SPECIALTY	0.3%
Entertainment Properties Trust, 9.00%, Series E		50,000	1,401,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$10,231,373)			12,911,444
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.02%[e]		1,800,310	1,800,310
State Street Institutional Liquid Reserves Fund, 0.18%[e]		1,801,505	1,801,505
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,601,815)			3,601,815
TOTAL INVESTMENTS (Identified cost—$368,701,648)	99.4%		518,595,711
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		3,317,735
NET ASSETS	100.0%		$521,913,446

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.2% of net assets of the Fund.

b  Illiquid security. Aggregate holdings equal 0.2% of net assets of the Fund.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.2% of net assets of the Fund, all of which are illiquid.

d  Non-income producing security.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$368,701,648)	$518,595,711
Cash	11,299
Receivable for:
Investment securities sold	2,376,446
Dividends and interest	1,925,908
Fund shares sold	1,373,196
Other assets	8,812
Total Assets	524,291,372
LIABILITIES:
Payable for:
Investment securities purchased	952,386
Fund shares redeemed	783,786
Investment advisory fees	325,260
Distribution fees	12,390
Administration fees	8,674
Shareholder servicing fees	4,314
Directors' fees	1,167
Other liabilities	289,949
Total Liabilities	2,377,926
NET ASSETS	$521,913,446
NET ASSETS consist of:
Paid-in capital	$469,313,367
Accumulated undistributed net investment income	896,774
Accumulated net realized loss	(98,190,758)
Net unrealized appreciation	149,894,063
$521,913,446

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2010

CLASS A SHARES:
NET ASSETS	$202,421,466
Shares issued and outstanding ($0.001 par value common stock outstanding)	18,005,946
Net asset value and redemption price per share	$11.24
Maximum offering price per share ($11.24 ÷ 0.955)[a]	$11.77
CLASS B SHARES:
NET ASSETS	$23,185,965
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,182,170
Net asset value and offering price per share[b]	$10.63
CLASS C SHARES:
NET ASSETS	$210,264,476
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,818,749
Net asset value and offering price per share[b]	$10.61
CLASS I SHARES:
NET ASSETS	$86,041,539
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,426,717
Net asset value, offering and redemption price per share	$11.59

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividend income (net of $1,922 of foreign withholding tax)	$10,723,555
Interest income	73,428
Total Income	10,796,983
Expenses:
Investment advisory fees	3,563,689
Distribution fees—Class A	496,806
Distribution fees—Class B	207,484
Distribution fees—Class C	1,405,430
Shareholder servicing fees—Class A	198,722
Shareholder servicing fees—Class B	69,161
Shareholder servicing fees—Class C	468,477
Transfer agent fees and expenses	346,993
Administration fees	250,913
Professional fees	112,056
Shareholder reporting expenses	86,443
Registration and filing fees	70,839
Custodian fees and expenses	64,856
Directors' fees and expenses	46,435
Line of credit fees	25,788
Miscellaneous	34,300
Total Expenses	7,448,392
Net Investment Income	3,348,591
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	53,583,129
Options	156,849
Foreign currency transactions	(18,516)
Net realized gain	53,721,462
Net change in unrealized appreciation (depreciation) on:
Investments	52,084,541
Foreign currency translations	1,320
Net change in unrealized appreciation (depreciation)	52,085,861
Net realized and unrealized gain	105,807,323
Net Increase in Net Assets Resulting from Operations	$109,155,914

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$3,348,591	$6,123,968
Net realized gain (loss)	53,721,462	(47,126,407)
Net change in unrealized appreciation	52,085,861	145,351,106
Net increase in net assets resulting from operations	109,155,914	104,348,667
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,333,054)	(3,162,408)
Class B	(418,685)	(703,335)
Class C	(3,156,937)	(2,948,195)
Class I	(1,528,194)	(1,519,804)
Tax return of capital:
Class A	—	(1,097,663)
Class B	—	(320,365)
Class C	—	(1,282,316)
Class I	—	(461,623)
Total dividends and distributions to shareholders	(9,436,870)	(11,495,709)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	5,544,031	(32,986,817)
Total increase in net assets	105,263,075	59,866,141
Net Assets:
Beginning of year	416,650,371	356,784,230
End of year[a]	$521,913,446	$416,650,371

a  Includes accumulated undistributed net investment income and dividends in excess of net investment income of $896,774 and $65,466, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.07	$6.87	$11.18	$16.83	$15.28
Income from investment operations:
Net investment income[a]	0.10	0.15	0.22	0.28 [b]	0.37
Net realized and unrealized gain (loss)	2.29	2.31	(4.15)	(3.63)	4.07
Total from investment operations	2.39	2.46	(3.93)	(3.35)	4.44
Less dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.20)	(0.23)	(0.37)	(0.34)
Net realized gain	—	—	—	(1.93)	(2.39)
Tax return of capital	—	(0.06)	(0.15)	—	(0.16)
Total dividends and distributions to shareholders	(0.22)	(0.26)	(0.38)	(2.30)	(2.89)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.17	2.20	(4.31)	(5.65)	1.55
Net asset value, end of year	$11.24	$9.07	$6.87	$11.18	$16.83
Total investment return[d]	26.63%	37.43%	–36.07%	–20.36%	29.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$202.4	$161.4	$126.0	$281.9	$518.8
Ratio of expenses to average daily net assets	1.32%[e]	1.39%[e]	1.32%	1.25%	1.25%
Ratio of net investment income to average daily net assets	0.97%[e]	2.19%	2.17%	1.79%	2.19%
Portfolio turnover rate	102%	119%	92%	35%	28%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.57	$6.51	$10.61	$16.11	$14.72
Income from investment operations:
Net investment income[a]	0.02	0.09	0.14	0.19 [b]	0.25
Net realized and unrealized gain (loss)	2.19	2.18	(3.92)	(3.49)	3.92
Total from investment operations	2.21	2.27	(3.78)	(3.30)	4.17
Less dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.17)	(0.27)	(0.23)
Net realized gain	—	—	—	(1.93)	(2.39)
Tax return of capital	—	(0.06)	(0.15)	—	(0.16)
Total dividends and distributions to shareholders	(0.15)	(0.21)	(0.32)	(2.20)	(2.78)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.06	2.06	(4.10)	(5.50)	1.39
Net asset value, end of year	$10.63	$8.57	$6.51	$10.61	$16.11
Total investment return[d]	26.03%	36.45%	–36.46%	–20.90%	29.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.2	$32.5	$41.2	$102.7	$217.1
Ratio of expenses to average daily net assets	1.97%[e]	2.04%[e]	1.97%	1.90%	1.90%
Ratio of net investment income to average daily net assets	0.19%[e]	1.48%	1.39%	1.27%	1.51%
Portfolio turnover rate	102%	119%	92%	35%	28%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.57	$6.51	$10.61	$16.11	$14.72
Income from investment operations:
Net investment income[a]	0.03	0.09	0.14	0.19 [b]	0.25
Net realized and unrealized gain (loss)	2.17	2.19	(3.93)	(3.49)	3.92
Total from investment operations	2.20	2.28	(3.79)	(3.30)	4.17
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.16)	(0.16)	(0.27)	(0.23)
Net realized gain	—	—	—	(1.93)	(2.39)
Tax return of capital	—	(0.06)	(0.15)	—	(0.16)
Total dividends and distributions to shareholders	(0.16)	(0.22)	(0.31)	(2.20)	(2.78)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.04	2.06	(4.10)	(5.50)	1.39
Net asset value, end of year	$10.61	$8.57	$6.51	$10.61	$16.11
Total investment return[d]	25.89%	36.48%	–36.47%	–20.90%	29.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$210.3	$164.1	$141.1	$302.6	$626.2
Ratio of expenses to average daily net assets	1.97%[e]	2.04%[e]	1.97%	1.90%	1.90%
Ratio of net investment income to average daily net assets	0.26%[e]	1.45%	1.44%	1.27%	1.52%
Portfolio turnover rate	102%	119%	92%	35%	28%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.34	$7.07	$11.49	$17.23	$15.57
Income from investment operations:
Net investment income[a]	0.15	0.18	0.27	0.34 [b]	0.44
Net realized and unrealized gain (loss)	2.36	2.37	(4.27)	(3.72)	4.15
Total from investment operations	2.51	2.55	(4.00)	(3.38)	4.59
Less dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.22)	(0.27)	(0.43)	(0.38)
Net realized gain	—	—	—	(1.93)	(2.39)
Tax return of capital	—	(0.06)	(0.15)	—	(0.16)
Total dividends and distributions to shareholders	(0.26)	(0.28)	(0.42)	(2.36)	(2.93)
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	2.25	2.27	(4.42)	(5.74)	1.66
Net asset value, end of year	$11.59	$9.34	$7.07	$11.49	$17.23
Total investment return	27.15%	37.81%	–35.82%	–20.11%	30.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.0	$58.6	$48.5	$117.2	$179.3
Ratio of expenses to average daily net assets	0.97%[d]	1.04%[d]	0.97%	0.90%	0.90%
Ratio of net investment income to average daily net assets	1.42%[d]	2.59%	2.56%	2.07%	2.53%
Portfolio turnover rate	102%	119%	92%	35%	28%

a  Calculation based on average shares outstanding.

b  10% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

c  Amount is less than $0.005.

d  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by the Board of Directors to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bank	$898,000	$—	$—	$898,000
Common Stock—Real Estate	501,184,452	501,184,452	—	—
Preferred Securities—$25 Par Value	12,911,444	12,911,444	—	—
Money Market Funds	3,601,815	—	3,601,815	—
Total Investments	$518,595,711	$514,095,896	$3,601,815	$898,000

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$—
Purchases	898,000
Balance as of December 31, 2010	$898,000

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2010, the Fund paid the advisor $95,032 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2010, the Fund has been advised that the distributor received $60,067 in sales commissions from the sale of Class A shares and that the distributor also received $15, $15,119 and $25,345 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $7,619 from the Fund for the year ended December 31, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010, totaled $475,747,902 and $472,086,603, respectively.

Transactions in options written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2009	—	$—
Options written	6,084	365,645
Options expired	(1,521)	(67,418)
Options terminated in closing transactions	(2,302)	(126,676)
Options exercised	(2,261)	(171,551)
Options outstanding at December 31, 2010	—	$—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2010	2009
Ordinary income	$9,436,870	$8,333,742
Tax return of capital	—	3,161,967
Total dividends and distributions	$9,436,870	$11,495,709

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$395,226,634
Gross unrealized appreciation	$124,579,434
Gross unrealized depreciation	(1,210,357)
Net unrealized appreciation	$123,369,077

As of December 31, 2010, the Fund had a net capital loss carryforward of $71,665,774, of which $14,015,452 will expire on December 31, 2016 and $57,650,322 which will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

During the year ended December 31, 2010, the Fund utilized net capital loss carryforwards of $42,232,518.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, fund distributions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $6,066,212, accumulated net realized loss was charged $984,307 and accumulated undistributed net investment income was credited $7,050,519. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS A:
Sold	10,298,436	$104,231,228	8,497,040	$58,188,169
Issued as reinvestment of dividends and distributions	307,443	3,122,209	481,954	3,083,847
Redeemed	(10,399,656)	(108,957,731)	(9,514,232)	(58,085,491)
Redemption fees retained by the Fund[a]	—	17,375	—	10,807
Net increase (decrease)	206,223	$(1,586,919)	(535,238)	$3,197,332
CLASS B:
Sold	16,834	$164,595	35,497	$198,172
Issued as reinvestment of dividends and distributions	24,692	236,657	84,607	492,738
Redeemed	(1,655,821)	(15,692,630)	(2,652,911)	(16,214,774)
Redemption fees retained by the Fund[a]	—	2,456	—	3,419
Net decrease	(1,614,295)	$(15,288,922)	(2,532,807)	$(15,520,445)
CLASS C:
Sold	4,560,589	$43,992,688	3,642,207	$23,947,167
Issued as reinvestment of dividends and distributions	155,788	1,496,170	331,716	1,970,718
Redeemed	(4,051,130)	(38,546,881)	(6,508,578)	(40,013,474)
Redemption fees retained by the Fund[a]	—	15,913	—	12,657
Net increase (decrease)	665,247	$6,957,890	(2,534,655)	$(14,082,932)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS I:
Sold	3,762,107	$41,380,007	1,964,506	$12,643,478
Issued as reinvestment of dividends and distributions	119,457	1,252,056	265,938	1,741,371
Redeemed	(2,731,502)	(27,175,046)	(2,814,846)	(20,969,140)
Redemption fees retained by the Fund[a]	—	4,965	—	3,519
Net increase (decrease)	1,150,062	$15,461,982	(584,402)	$(6,580,772)

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund will no longer charge redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. (Effective January 28, 2011, the credit agreement was subsequently renewed under similar terms and expires January 27, 2012. The commitment fee was reduced to 0.125%).

During the year ended December 31, 2010, the Fund did not borrow under the credit agreement.

Note 7. Derivative Investments

The following table presents the effect of derivatives held during the year ended December 31, 2010, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2010 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$156,849	—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2010 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements, and no additional disclosure is required.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2011

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $294,416. Additionally, 0.45% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	17	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Thomas N. Bohjalian Age: 45	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Yigal Jhirad Age: 46	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2010

CSEIXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$47,000	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2010	2009
Registrant	$6,000	$6,000
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: March 2, 2011